UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2004

                       Habersham Bancorp
(Exact name of registrant as specified in charter)

Georgia	0-13153	58-1563165

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

P. O. Box 1980, Historic Hwy. 441 North, Cornelia, GA	30531
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(706) 778-1000

________________________________________
(Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 2, 2004.

Item 12.    Results of Operations and Financial Condition.

The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 12 in accordance with SEC Release No. 33-8216.

On August 2, 2004, Habersham Bancorp (the "Company") issued a press release regarding its financial results for the quarter ended June 30, 2004. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HABERSHAM BANCORP
By:
Dated: August 2, 2004	/s/ Annette Banks

Name: Annette Banks
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.    Description

99.1        Press Release, dated August 2, 2004.

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